Retirement Plans (Schedule of Cost of Retirement Plans) (detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Defined Benefit Plan, Net Periodic Benefit Cost [Abstract]
Service cost	$ 6,988	$ 5,424	$ 5,141
Interest cost	7,265	6,837	6,455
Expected return on plan assets	8,603	8,140	7,347
Amortization of net loss	(3,190)	(1,350)	(1,497)
Amortization of transition assets	0	(227)	(276)
Net periodic benefit cost	$ 8,840	$ 5,244	$ 5,470